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                                                                      EXHIBIT 13

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Aktiebolaget Electrolux
(publ) (the "Company") on Form 20-F for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

      1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 24, 2004               /s/    Hans Straberg
                                  -----------------------------------
                                  Name:  Hans Straberg
                                  Title: President and Chief Executive Officer

Date: June 24, 2004               /s/    Fredrik Rystedt
                                  -----------------------------------
                                  Name:  Fredrik Rystedt
                                  Title: Senior Vice President and Head of
                                         Group Staffing Controlling, Accounting,
                                         Taxes and Auditing